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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 22, 2003

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                         NATURAL RESOURCE PARTNERS L.P.
             (Exact name of registrant as specified in its charter)


             DELAWARE                     001-31465             35-2164875
  (State or other jurisdiction        (Commission File       (I.R.S. Employer
of incorporation or organization)          Number)          Identification No.)


       601 JEFFERSON, SUITE 3600
             HOUSTON, TEXAS                                       77002
(Address of principal executive offices)                        (Zip code)


       Registrant's telephone number, including area code: (713) 751-7507


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ITEM 5.  OTHER EVENTS

Acquisition of Mineral Interests of BLC Properties LLC

         On December 22, 2003, Natural Resource Partners L.P. ("NRP") issued a press release, which is attached as Exhibit 99.1 to, and incorporated by reference in, this Form 8-K. The press release relates to the company's signing a definitive agreement to acquire all of the mineral interests of BLC Properties LLC for $73 million.

Ark Land Company's Divestiture of Certain Interests in NRP

     On December 22, 2003, Arch Coal, Inc. and Ark Land Company sold the following interests:

         o all of their interests in GP Natural Resource Partners LLC, the general partner of NRP's general partner, to Robertson Coal Management LLC;
         o all of their interests in NRP (GP) LP, NRP's general partner, together with all of its incentive distribution rights, to NRP Investment L.P, an affiliate of the original sponsors of NRP; and
         o 4,796,920 subordinated units of Natural Resource Partners L.P. to FRC-WPP NRP Investment L.P., an affiliate of the original sponsors and First Reserve Corporation.

     Arch retained the right to elect two directors to the board of directors of GP Natural Resource Partners LLC for so long as Arch continues to hold at least 10% of the common units of Natural Resource Partners. In connection with the sale, the board of directors of GP Natural Resource Partners LLC was expanded to nine members, and FRC-WPP Investment L.P., which is indirectly controlled by First Reserve Corporation, obtained the right to elect two directors, one of whom must be an independent director, to the board. Immediately upon the closing, First Reserve nominated Alex T. Krueger to fill one of the director positions. NRP issued a press release relating to the disposition of the Arch interests, which is attached as Exhibit 99.2 to, and incorporated by reference in, this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.           Description

  99.1 Press release issued December 22, 2003 (BLC acquisition agreement)
  99.2                Press release issued December 22, 2003 (Arch divestiture)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NATURAL RESOURCE PARTNERS L.P.
                                      (Registrant)

                                      By:  NRP (GP) LP
                                           its General Partner

                                      By:  GP Natural Resource Partners LLC
                                           its General Partner

                                           /s/  Wyatt L. Hogan
                                           ------------------------------------
                                           Wyatt L. Hogan
                                           Vice President, General Counsel
                                           and Secretary

Dated: December 22, 2003

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                                  EXHIBIT INDEX


EXHIBIT NO.                     DESCRIPTION
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  99.1             Press release issued December 22, 2003 (BLC acquisition
                   agreement)
  99.2             Press release issued December 22, 2003 (Arch divestiture)